Exhibit 99.1

Q1 ABS

Technical Due Diligence Report

Palmetto Clean Technology

Document No.: 10558187-HOU-R-01

Issue: E, Status: Final

Date: 1 April 2025

SAFER, SMARTER, GREENER

IMPORTANT NOTICE AND DISCLAIMER

1.

This document is intended for the sole use of the Customer as detailed on page iii of this document to whom the document is addressed and who has entered into a written agreement with the DNV entity issuing this document (“DNV”). To the extent permitted by law, neither DNV nor any group company (the “Group”) assumes any responsibility whether in contract, tort including without limitation negligence, or otherwise howsoever, to third parties (being persons other than the Customer), and no company in the Group other than DNV shall be liable for any loss or damage whatsoever suffered by virtue of any act, omission or default (whether arising by negligence or otherwise) by DNV, the Group or any of its or their servants, subcontractors or agents. This document must be read in its entirety and is subject to any assumptions and qualifications expressed therein as well as in any other relevant communications in connection with it. This document may contain detailed technical data which is intended for use only by persons possessing requisite expertise in its subject matter.

2.

This document is protected by copyright and may only be reproduced and circulated in accordance with the confidentiality conditions stipulated and/or in DNV’s written agreement with the Customer. No part of this document may be disclosed in any public offering memorandum, prospectus or stock exchange listing, circular or announcement without the express and prior written consent of DNV. Consent to redistribute this document shall not thereby imply that DNV has any liability to any recipient other than the Customer.

3.

This document has been produced from information relating to dates and periods referred to in this document. This document does not imply that any information is not subject to change. Except and to the extent that checking or verification of information or data is expressly agreed within the written scope of its services, DNV shall not be responsible in any way in connection with erroneous information or data provided to it by the Customer or any third party, or for the effects of any such erroneous information or data whether or not contained or referred to in this document.

4.	Any estimates or predictions are subject to factors not all of which are within the scope of this document and nothing in this document guarantees any particular performance or output.

DNV Document No.: 10558187-HOU-R-01, Issue: E, Status: Final – www.dnv.com	Page i

Project name:	Q1 ABS Technical Due Diligence Report Palmetto Clean Technology 997 Morrison Drive, Suite 200 Charleston, SC 29403	DNV Energy Systems
Report title:		Renewables & Power Grids 155 Grand Avenue, Suite 600 Oakland, CA 94612 Tel: +1 510-891-0446
Customer:
Contact person:	David Fairbank
Date of issue:	1 April 2025
Proposal reference:	OPP-00405425-HOU-P-01-A Palmetto H1 2025 ABS
Document No.:	10558187-HOU-R-01-C

Task and objective:

The Report describes DNV’s technical due diligence review, in its capacity as Independent Engineer, for a residential, third- party owned portfolio.

Prepared by: Rebecca Ambresh, Project Manager	Approved by: Ben Dodge, Team Lead

Distribution outside of DNV:
☐ PUBLISHED	Available for information only to the general public (subject to the above Important Notice and Disclaimer).
☒ CUSTOMER’S DISCRETION	Distribution for information only at the discretion of the Customer (subject to the above Important Notice and Disclaimer and the terms of DNV’s written agreement with the Customer).
☐ CONFIDENTIAL	Not to be disclosed outside the Customer’s organization.
☐ NONE	Not to be disclosed outside of DNV.

© 2025 DNV Energy USA Inc. All rights reserved.

Reference to part of this report which may lead to misinterpretation is not permissible.

Issue	Date	Status	Reason for Issue	Prepared by	Verified by	Approved by
A	07 March 2025	DRAFT	Preliminary Report	B. Dodge A. Quattrone	R. Ambresh C. Hayes	S. Heller
B	12 March 2025	DRAFT	Updates to Equipment Replacement modeling	B. Dodge		G. Panikkar
C	12 March 2025	DRAFT	Update to Table 2-12	B. Dodge		G. Panikkar
D	21 March 2025	DRAFT	Addition of BESS unit cost table	R. Ambresh		B. Dodge
E	1 April 2025	Final	Correction on Table 2-5	R. Ambresh		B. Dodge

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Table of contents

1	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE FORECASTING		3
	1.1	Description of the data set	3
	1.2	Weather correction	3
	1.3	Accuracy of Sponsor’s energy production forecasts	4
	1.4	Forecasting	5
	1.5	Degradation	7
	1.6	Performance guarantee payout modeling	8

2	TECHNICAL INPUTS TO FINANCIAL MODEL		11
	2.1	PV equipment replacement modeling	11
	2.1	BESS equipment replacement modeling	20
	2.2	Financial model conclusion	24

3	REFERENCES		25

List of tables

Table 1-1 Palmetto Portfolio Summary	1
Table 1-1 Regional PI of the Production Sample	4
Table 1-2 PTO PI of the Production Sample	5
Table 1-3 Forecast Sample distribution	5
Table 1-4 Future uncertainty by region	6
Table 1-5 Portfolio exceedance values considering IAV only	7
Table 1-6 Portfolio degradation rates	8
Table 1-7 Performance guarantee Correction Factors and standard deviation	9
Table 1-8 Performance guarantee payout forecasts for the Portfolio	10
Table 2-1 Portfolio inverter OEM	11
Table 2-2 Portfolio module OEM	11
Table 2-3 Inverter equipment replacement costs	14
Table 2-4 Module equipment replacement costs	15
Table 2-5 Meter replacement costs	17
Table 2-6 Annual equipment replacement cost forecast for the Portfolio	19
Table 2-7 Annual equipment replacement cost forecast for the Portfolio	20
Table 2-8 Portfolio BESS Breakdown	20
Table 2-9 Portfolio BESS Breakdown	21
Table 2-10 DNV generic BESS failure curve	21
Table 2-11 Annual BESS equipment replacement cost forecast for the Portfolio	22
Table 2-12 Annual BESS equipment replacement cost forecast for the Portfolio per unit	23
Table 2-13 Portfolio equipment replacement model summary	24

List of figures

Figure 2-1 Total Portfolio O&M cost	13
Figure 2-2 DNV primary residential inverter and optimizer failure rates	15
Figure 2-3 DNV primary module failure rates	16
Figure 2-4 Meter failure rates	18

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INTRODUCTION

At the request of Palmetto Clean Technology (“Palmetto”, the “Customer” or the “Sponsor”), DNV has performed a technical due diligence review of the Sponsor’s portfolio of residential PV and PV + battery energy storage systems (BESS) projects (the “Portfolio”) in support of an anticipated securitization.

The purpose of this Report is to summarize DNV’s review of the Sponsor’s capabilities and the documentation received; to evaluate technical risks and mitigation measures relative to typical industry practice; and to advise on the status of any issues that appear technically incorrect and inconsistent with documentation or that remain unresolved at the time of the preparation of this Report.

Per the datatape DNV received, a summary of the Portfolio attributes is provided in Table 1-1.

Table 1-1 Palmetto Portfolio Summary

Region	Number of systems	Capacity (MWdc)
AR	1	13
AZ	2561	23421
CA	3075	21461
CO	601	4155
CT	277	2741
FL	3369	36453
GA	382	3379
IL	497	5211
KS	80	631
MA	484	4372
MD	54	531
ME	32	294
MI	44	350
NC	150	1363
ND	1	6
NH	31	273
NJ	65	629
NM	109	717
NV	526	4716
NY	1	15
OH	275	2473
OK	212	1916
PA	408	3299
RI	12	105
TX	1560	16529
WA	1	14

Total	14,808	135,067

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Scope of work

The DNV scope of work is defined in the Short Form Agreement (“Agreement”) OPP-00405425-HOU-P-01-A Palmetto H1 2025 ABS, dated 04 March 2025 and between Palmetto and DNV Energy USA Inc. This technical due diligence report (the “Report”) is provided pursuant to the terms and conditions of the Agreement, and disclosure of the Report to other potential investors and/or lenders is subject to provisions of the referenced terms and conditions and the disclaimer at the front of this Report.

The DNV scope of work includes the following:

•	Energy and performance guarantee forecasting

•	Technical inputs to the financial model

•	Equipment replacement modeling

Result tables presented herein are also presented in the attached spreadsheet deliverable 1055XXXX-HOU-XL-01-A Palmetto Q1 ABS TDD.

Methodology and assumptions

This Independent Engineering (IE) Report is a high-level technical due diligence review intended for financial institutions, customers, and project developers. DNV is well qualified to conduct this study, with extensive experience in solar independent engineering and technology due diligence work.

This Report summarizes DNV’s assessment of the Fleet and relies on the accuracy of the information provided. All those supplying product information have been open and forthcoming in providing the data that DNV has requested. This Report is based on some information not within the control of DNV. DNV believes that the information provided by others is true and correct and reasonable for the purposes of this Report. DNV has not been requested to make an independent analysis or verification of the validity of such information. DNV does not guarantee the accuracy of the data, information, or opinions provided by others. In preparing this Report and the opinions presented herein, DNV has made certain assumptions with respect to conditions that may exist or events that may occur in the future. DNV believes that these assumptions are reasonable for purposes of this Report, but actual events or conditions may cause results to differ materially from forward- looking statements.

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1	ENERGY ANALYSIS AND PERFORMANCE GUARANTEE FORECASTING

DNV analyzed production data from Palmetto’s Fleet of deployed systems to assess the accuracy of Palmetto’s energy production estimates with the goal of establishing expectations for future production risks going forward for the Portfolio. DNV notes that many of the systems for which DNV was provided production data are cash and loan systems, not TPO systems, which is a distinction worth mentioning as cash and loan systems and TPO systems typically have different levels of operational oversight.

1.1	Description of the data set

DNV received a production data file in August 2024 (“H2 2024 data set”) with production estimates, actual production, and metadata for 19,946 systems through the end of July 2024 [1]. DNV used this production data for energy and performance guarantee payout forecasting for the Portfolio. DNV receive a separate datatape of system attributes [2] which was used to create Portfolio concentrations in this energy analysis and the equipment replacement forecasting analysis.

DNV analyzed Palmetto’s operational data from the Production Data File using the following steps:

•	Clean the data to remove erroneous and excludable values;

•	Adjust the production data to long-term average behavior with regard to irradiance;

•	Calculate system performance indices based on the accuracy of Palmetto’s forecasts;

•	Apply uncertainties to the future Portfolio;

•	Forecast future production.

Of the 19,946 systems, 17,006 systems had sufficient production and metadata with which to perform a historical production analysis (the Production Sample). These systems represent systems with data until July 2024. DNV notes that systems with lifetime historical performance indices below 50% and greater than 150% are not included in the Production Sample.

1.2	Weather correction

DNV calculated the extent to which over/under production in a region can be attributed to differences between the irradiance during the operational period relative to the reference irradiation for that region. The analysis compared monthly global horizontal irradiation (GHI) over the operational period to the long-term reference GHI. DNV procured monthly GHI data from DNV Solcast, a web-based service that provides gridded satellite-based irradiance data with global coverage. Solcast’s global solar dataset is based on over a decade of high-resolution visible satellite imagery via the broadband visible wavelength channel. This data has been processed using a combination of peer-reviewed, industry standard techniques and processing algorithms developed in-house, including a cloud-index algorithm that produces consistent results when used with the large number of satellites that must be combined to construct a global dataset. The resulting time series of cloudiness (or cloud index) is then combined with other information to model the amount of solar radiation at the Earth’s surface. The outcome is a 17+ year dataset that provides hourly and sub-hourly estimates of surface irradiance (GHI, DNI, and DIF) for all the Earth’s land mass at a spatial resolution of approximately 3 km (2 arc minutes).

DNV mapped each system in the Residential Production Sample in order to run a clustering algorithm that selects irradiance tile locations based on the geographic distribution and climactic regime of each of the systems in the Residential Production Sample. A total of 79 tile locations were selected. The actual production of each system in the Residential Production Sample is adjusted according to the irradiance adjustment factor during the measurement period from the nearest irradiance tile. The irradiance adjustment factor is the ratio of the annual long-term average compared to the period of record of each system.

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1.3	Accuracy of Sponsor’s energy production forecasts

For each system, DNV computed the mean actual and expected monthly production for each of the twelve (12) calendar months. A Performance Index (PI) was then computed for each system by dividing the sum of monthly means for the actual production by the sum of monthly means for the expected production.

The Production Sample consists of 17,006 systems and the distribution of the performance indices in the Production Sample by region is displayed in the table below.

Table 1-1 Regional PI of the Production Sample

Region	System count	Total capacity (kWdc)	Irradiance adjusted PI
AZ	170	1,609	1.04
CA	417	2,913	0.98
CO	158	1,127	0.94
CT	207	1,741	0.96
DC	11	83	0.92
FL	1,939	20,695	0.95
GA	1,173	10,296	0.96
IL	956	7,221	0.92
MA	2,033	17,420	0.95
MD	205	1,826	0.95
MI	422	3,004	0.90
MO	40	329	0.95
NC	1,545	12,717	0.96
NJ	304	2,417	0.95
NM	59	386	1.01
NV	856	7,180	0.98
NY	1	14	0.97
OH	523	4,572	0.95
PA	2,798	25,543	0.94
RI	508	3,575	0.95
SC	1,329	10,892	0.94
TX	1,077	10,717	0.93
UT	18	130	0.98
VA	233	2,295	0.92
WI	24	182	0.95

Total	17,006	148,884	0.95

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The distribution of the performance indices in the Production Sample by PTO is displayed in the table below.

Table 1-2 PTO PI of the Production Sample

PTO year	System count	Total capacity (kWdc)	Irradiance adjusted PI
2017	2	11	0.90
2018	386	2,967	0.93
2019	1,126	8,771	0.93
2020	1,952	16,211	0.96
2021	3,524	31,271	0.95
2022	6,739	60,967	0.95
2023	3,277	28,687	0.95

Total	17,006	148,884	0.95

1.4	Forecasting

A representative sample of systems from the Production Sample were used to forecast for the Portfolio with a total capacity of 135,250 kWdc as shown in the table below (the “Forecast Sample”) which is intended to mirror the geographic and capacity distribution of the Portfolio. Systems in the Production Sample were randomly selected from the corresponding regions to achieve the capacity for each region in the Forecast Sample. As shown in the Forecast Sample, the capacity of the Forecast Sample is 135,250 kWdc and the target capacity of the Portfolio is 135,096 kWdc.

Table 1-3 Forecast Sample distribution

Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)
AR	1	13	2	19
AZ	2,561	23,421	2,480	23,428
CA	3,075	21,453	3,076	21,454
CO	601	4,155	576	4,158
CT	277	2,741	319	2,754
FL	3,369	36,464	3,404	36,472
GA	382	3,379	372	3,386
IL	497	5,211	689	5,214
KS	80	631	83	638
MA	484	4,372	533	4,375
MD	54	531	61	534
ME	32	294	37	306
MI	44	350	54	354
NC	150	1,363	170	1,370

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Region	Anticipated number of systems	Anticipated capacity (kWdc)	Forecast Sample systems	Forecast Sample capacity (kWdc)
ND	1	6	2	17
NH	31	273	30	278
NJ	65	629	75	632
NM	109	717	118	718
NV	526	4,716	615	4,716
NY	1	15	2	29
OH	275	2,473	283	2,484
OK	212	1,916	200	1,917
PA	408	3,325	364	3,335
RI	12	105	15	110
TX	1,560	16,529	1,649	16,536
WA	1	14	2	16

Totals / Average	14,808	135,096	15,211	135,250

1.4.1	Irradiance uncertainty

DNV calculated the uncertainty or the interannual variability (IAV) of the solar resource for each region in the Portfolio as shown in Table 1-4. The Portfolio level IAV, which is influenced by each regional IAV value, is used to forecast portfolio level uncertainty in Table 1-5 below.

Table 1-4 Future uncertainty by region

Region	Inter-Annual Variability
AR	3.33%
AZ	1.58%
CA	2.82%
CO	2.40%
CT	3.10%
FL	2.31%
GA	3.58%
IL	2.58%
KS	2.40%
MA	2.89%
MD	2.87%
ME	2.91%
MI	2.40%
NC	3.07%

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Region	Inter-Annual Variability
ND	3.33%
NH	2.90%
NJ	3.02%
NM	2.02%
NV	2.25%
NY	2.55%
OH	2.51%
OK	3.59%
PA	2.87%
RI	3.04%
TX	3.79%
WA	2.93%

Portfolio	2.15%

1.4.2	Annual forecasts inclusive of irradiance uncertainty only

Table 1-5 shows probability of exceedance values for the Portfolio for any given year when the only source of uncertainty considered is IAV. Availability losses or historical performance of the systems in the forecast sample and degradation are not considered in Table 1-5 below. Values are not specific to year 1 of the Portfolio, but represent the probability of exceedance of the IAV for any 1-year period given the historical IAV of the regions represented in the Portfolio.

Table 1-5 Portfolio exceedance values considering IAV only

Exceedance value	1- year
P50	1.0000
P75	0.9855
P90	0.9725
P95	0.9647
P99	0.9501

1.5	Degradation

For an individual system utilizing standard crystalline modules, DNV utilizes an asymmetric system-level degradation distribution with a mean of 0.81%. This system-level degradation rate distribution is based on a peer-reviewed study published by NREL and DNV. The study analyzed a quality-controlled performance data from numerous PV installations to isolate the effect of degradation from other performance factors. For Maxeon systems, DNV utilizes an annual system-level P50 degradation factor of 0.25%.

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DNV notes that the study was primarily based on performance data from larger-capacity PV systems, rather than residential- scale systems study.

There are notable differences between long-term module level degradation rates, such as the rates detailed in manufacturers warranties, and system level degradation. This difference is often attributed to BOS losses and system level degradation, which is the sum of the module level degradation and BOS degradation effects. It should be emphasized that a module can degrade at a rate independent of other modules. Over time the variation of these rates leads to system mismatch where the optimum operating current and voltages of modules may vary. For hardwired arrays this can lead to none of the degraded modules working as well in the array as they would individually, and this impact is expected to increase with time.

The Portfolio will utilize microinverters and module-level-power-electronic (MLPE) technology. The utilization of micro- inverters and module-level-power-electronics technology on residential sites can theoretically mitigate some of the electrical mismatch that can further degrade system performance; however, DNV currently lacks sufficient and statistically robust data to evaluate this behavior.

DNV performed a Monte Carlo simulation on the Portfolio systems to estimate the uncertainty in Portfolio-level degradation. A key assumption is that each module model behaves independently. Other factors can create either correlation or independence in degradation; however, little data is available to inform how these factors behave. In each realization of the simulation, a degradation rate is randomly sampled from a distribution unique to each module model, and this degradation rate is assigned to all systems utilizing that same module make and model. The Portfolio-level degradation rate was calculated as an energy estimate-weighted average of the degradation rates for all systems within the Portfolio. The results of 1,000 simulations of the Portfolio are presented in the table below.

Table 1-6 Portfolio degradation rates

Percentile	Degradation rate
P50	0.80%
P75	0.92%
P90	1.04%
P95	1.11%
P99	1.27%

1.6	Performance guarantee payout modeling

DNV anticipates that in some cases the Customer’s performance guarantee under its customer agreements will result in reimbursements paid to homeowners. Performance guarantee payouts are observed throughout the residential solar industry.

DNV understands that the Customer guarantees 90% of expected production for both PPA and lease systems. Actual production in a given true-up period below 90% results in a refund to the customer, while actual production above 90% will be used to offset future underperformance. The true-up period for systems in the Portfolio is three years.

When forecasting performance guarantee payouts DNV considers the historical performance of assets in the portfolio (defined as Correction Factor or Regional Correction Factor), IAV, and degradation. In the performance guarantee model, DNV calculates Correction Factor by averaging the annual Performance Index values for all systems in the Production

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Sample for that region that have more than two years of production data. The Correction Factor standard deviation for a given region is calculated by taking a standard deviation of annual Performance Index values for each system in a region. Then all system level standard deviations are averaged to determine a regional standard deviation for modeling purposes. The table below shows the performance guarantee Correction Factor and Correction Factor standard deviation for the performance guarantee calculations.

Table 1-7 Performance guarantee Correction Factors and standard deviation

Region	Systems with 2+ yrs data in Production Sample	Correction Factor	Standard deviation
US	12,545	0.96	0.039

DNV has forecast performance guarantee payouts for the Portfolio based on each system having a 25-year contract with the homeowner and the payout true-up period being every three years with a 1 year true-up period at the end of the term.

The model was run at a 90% guarantee level via Monte Carlo simulation for the Forecast Sample of 15,211 systems, which were sampled from the 12,545 systems with sufficient data. The methodology employed for these calculations for both the lease and PPA systems is as follows:

1)

The calculations were performed on the 15,211 systems in the Forecast Sample. Each asset was assigned a first- year generation estimate in units of kWh/year by multiplying its kWdc size by the average yield factor of each state.

2)	For each system, production was simulated for each year of the customer agreement according to the following process:

a.	A Regional Correction Factor was sampled from the system’s Regional Correction Factor distribution for each year of each system realization.

b.	A degradation rate was sampled for each system for each realization. DNV’s degradation distribution for PV systems has a median of 0.64% and a mean of 0.81%.

c.

For each year of each system realization, inter-annual variability values were sampled from the Portfolio variability distributions for each year. These variability values were applied to the simulated production from (b).

3)

If production for any year was below either 90% of the estimate for that year, the difference was considered reimbursable energy, and a refund is issued to the homeowner. If production exceeded the guaranteed production, that amount is banked against future underproduction.

4)

For each system, the annual reimbursement rates were calculated as the ratio of the reimbursable energy to the estimated production in that year. The system’s total reimbursement rate was calculated as the ratio of the total reimbursable energy to the total energy produced. The average reimbursement rate was calculated for each region for both the annual and the lifetime results.

5)	The model was run with 1,000 realizations and the P50, P75, P90, and P99 reimbursement rates were calculated.

Results are presented in Table 1-8 below as the ratio of reimbursable energy to the forecast energy for that three-year period (one year period for the last year of contract term). DNV’s forecast assumes that each system starts on the same date. The forecasts can be applied proportionally across different start years.

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Table 1-8 Performance guarantee payout forecasts for the Portfolio

Year	P50	P75	P90	P95	P99
1
2
3	0.03%	0.09%	0.20%	0.28%	0.46%
4
5
6	0.17%	0.22%	0.29%	0.33%	0.41%
7
8
9	0.57%	0.67%	0.76%	0.82%	0.93%
10
11
12	1.11%	1.24%	1.34%	1.40%	1.50%
13
14
15	1.74%	1.89%	2.00%	2.07%	2.16%
16
17
18	2.42%	2.57%	2.71%	2.79%	2.92%
19
20
21	3.19%	3.35%	3.50%	3.57%	3.68%
22
23
24	4.00%	4.18%	4.33%	4.40%	4.52%
25	4.58%	4.77%	4.90%	4.97%	5.09%

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2	TECHNICAL INPUTS TO FINANCIAL MODEL

2.1	PV equipment replacement modeling

DNV modelled expected equipment replacement costs for inverters, modules, and monitoring equipment for the Portfolio as defined in the portfolio datatape [2] which included equipment specifications for each asset to be included in the Portfolio.

The model is designed to simulate an ownership model in which Palmetto is responsible for all O&M costs. DNV’s model considers equipment failure rates, projected equipment costs, equipment warranties, system size, likelihood of multiple non- critical failures on a single system, and labor costs.

2.1.1	PV equipment replacement assumptions

Portfolio

•	The lease/PPA for all systems is 25 years; no lease renewals or defaults are considered.

•	No equipment replacement costs past lease expiration date.

•	System installation date was taken from the datatape. Systems in the Portfolio were installed in 2023-2025.

DNV modeled the inverter capacities in Table 2-1.

Table 2-1 Portfolio inverter OEM

Inverter OEM	Capacity (kWdc)	% of total capacity
Enphase	99,262	73.5%
SolarEdge	20,736	15.4%
Tesla	14,855	11.0%
Tigo	214	0.2%

Total	135,067	100.0%

DNV modeled module capacities in Table 2-2.

Table 2-2 Portfolio module OEM

Module OEM	Capacity (kWdc)	% of total capacity
Canadian Solar	15495	11.5%
Hyundai	9837	7.3%
Ja Solar	2434	1.8%
Jinko	17170	12.7%
Longi	5367	4.0%
Longi Solar	275	0.2%
Maxeon	543	0.4%
Mission	912	0.7%
Qcells	61032	45.2%
REC	3380	2.5%

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Module OEM	Capacity (kWdc)	% of total capacity
SEG	2677	2.0%
Silfab	3599	2.7%
Solarever	15	0.0%
Trina	8075	6.0%
United Renewable Energy Co	385	0.3%
Vsun	3472	2.6%
ZNShine	391	0.3%
(blank)	8	0.0%

Grand Total	135,067	100.0%

Labor

•	Truck roll costs are synonymous with labor costs and are exclusive of equipment costs.

•	One truck roll equates to one site visit. One crew may perform multiple truck rolls or site visits in a day.

•	Truck rolls have been modelled at $250.00 per instance.

•

The failure of one module, optimizer, or microinverter, all considered non-critical components, only decreases system production incrementally by the proportion of energy represented by that part in the system. DNV’s model requires that more than two (2) non-critical components fail before a truck roll is allowed on a given system.

•

In order to model the number of truck-rolls required, DNV used the binomial distribution to calculate the number of sites which had a minimum threshold of failed non-critical components. For example, a minimum threshold could be two (2) failed microinverters and one (1) failed module on an Enphase system. The binomial distribution can be used to calculate how many sites have more than two (2) non-critical component failures necessitating a truck roll.

•	Labor cost escalation has not been modeled.

•	DNV did not model reimbursement from manufacturers for warranty replacement labor.

Equipment

•

DNV’s O&M cost forecasting assumes the Sponsor possesses mature logistics capabilities and is able to exercise and enforce all relevant equipment warranties to their fullest extent. Under successful warranty claims, the equipment and shipping costs to replace failed components are fully covered by the original equipment manufacturer. Each equipment manufacturer provides distinct warranty terms, after which all replacement equipment costs are fully borne by the system Owner.

•	Equipment modeled with the following warranties:

•	Modules: 25 years

•	Inverters:

•	SolarEdge Inverters: 25 years

•	SolarEdge Optimizers: 25 years

•	Telsa Inverters: 12.5 years

•	Enphase microinverters: 25 years

•	Monitoring hardware: 5 years for all manufacturers

•

For each Tesla inverter installed, Palmetto holds $600 back from each installer. This is put into a reserve to be allocated toward Tesla inverter failures after the Tesla 12.5 year inverter warranty expires. DNV modeled a reserve of $1,218,000 ($600 * 2,030 Tesla inverters) against which equipment costs of Tesla inverters are offset after the warranty expires. The reserve covers inverter equipment costs until 2048.

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•	DNV assumes all warranties are honored for the full term and has not derated any warranty terms based on the financial strength of the OEMs.

•	DNV considers primary and secondary equipment failures, meaning equipment that is replaced can fail again.

•	DNV uses a DNV-modified version of Wood Mackenzie’s H2 2023 US solar PV system pricing data [3].

Figure 2-1 displays the forecast O&M costs for the Portfolio.

Figure 2-1 Total Portfolio O&M cost

2.1.2	Inverter replacement equipment costs

Table 2-3 below displays DNV’s modeled equipment replacement costs for inverters and optimizers in the Portfolio. Optimizers only apply to SolarEdge inverters for the Portfolio. DNV has assigned the costs below to respective components in the Portfolio. In all cases, the Wood Mackenzie forecast extends to 2033 [3]. Thereafter, DNV assumes a 2% annual cost reduction until 2044 where DNV assumes a flatline of costs.

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Table 2-3 Inverter equipment replacement costs

Year	String [$/Wdc]	Microinverter [$/Wdc]	Optimizer [$/Wdc]
2025	$0.143	$0.346	$0.179
2026	$0.140	$0.339	$0.175
2027	$0.138	$0.332	$0.171
2028	$0.135	$0.325	$0.168
2029	$0.132	$0.319	$0.165
2030	$0.130	$0.312	$0.161
2031	$0.127	$0.306	$0.158
2032	$0.124	$0.300	$0.155
2033	$0.122	$0.294	$0.152
2034	$0.119	$0.288	$0.149
2035	$0.117	$0.282	$0.146
2036	$0.115	$0.277	$0.143
2037	$0.112	$0.271	$0.140
2038	$0.110	$0.266	$0.137
2039	$0.108	$0.260	$0.135
2040	$0.106	$0.255	$0.132
2041	$0.104	$0.250	$0.129
2042	$0.102	$0.245	$0.127
2043	$0.100	$0.240	$0.124
2044	$0.098	$0.235	$0.122
2045	$0.098	$0.235	$0.122
2046	$0.098	$0.235	$0.122
2047	$0.098	$0.235	$0.122
2048	$0.098	$0.235	$0.122
2049	$0.098	$0.235	$0.122

2.1.3	Inverter failure rates

DNV assumes the inverter and optimizer failure rates as shown in Figure 2-2. DNV’s projected failure rates are based on available data.

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Figure 2-2 DNV primary residential inverter and optimizer failure rates

2.1.4	Module replacement costs

Table 2-4 below displays DNV’s modeled equipment replacement costs for modules in the Portfolio. In all cases, the Wood Mackenzie forecast extends to 2033 [3]. Thereafter, DNV assumes a 3% annual cost reduction until 2045 where DNV assumes a flatline of costs.

Table 2-4 Module equipment replacement costs

Year	Module [$/Wdc]
2025	$0.370
2026	$0.380
2027	$0.370
2028	$0.360
2029	$0.350
2030	$0.340
2031	$0.340
2032	$0.330
2033	$0.320
2034	$0.310
2035	$0.301
2036	$0.292

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Year	Module [$/Wdc]
2037	$0.283
2038	$0.275
2039	$0.267
2040	$0.259
2041	$0.251
2042	$0.243
2043	$0.236
2044	$0.229
2045	$0.229
2046	$0.229
2047	$0.229
2048	$0.229
2049	$0.229

2.1.5	Module failure rates

DNV assumes the module failure rates as shown in Figure 2-3. DNV’s projected failure rates are based on available data.

Figure 2-3 DNV primary module failure rates

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2.1.6	Meter replacement costs

Table 2-5 below displays DNV’s modeled equipment replacement costs for meters in the Portfolio. DNV assumes a flatline cost of $250/meter for all years forecasted.

Table 2-5 Meter replacement costs

Year	Meter [$/meter]
2025	$250
2026	$250
2027	$250
2028	$250
2029	$250
2030	$250
2031	$250
2032	$250
2033	$250
2034	$250
2035	$250
2036	$250
2037	$250
2038	$250
2039	$250
2040	$250
2041	$250
2042	$250
2043	$250
2044	$250
2045	$250
2046	$250
2047	$250
2048	$250
2049	$250

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2.1.7	Meter failure rates

DNV assumes the meter failure rates as shown in Figure 2-4.

Figure 2-4 Meter failure rates

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2.1.8	Portfolio equipment replacement forecast

Table 2-6 below shows the equipment replacement forecast $/kWdc by year for the Portfolio. DNV also notes that these costs are exclusive of labor inflation.

Table 2-6 Annual equipment replacement cost forecast for the Portfolio

Year	Equipment $/kWdc	Labor $/kWdc	Total $/kWdc
2025	$0.00	$1.05	$1.06
2026	$0.00	$0.31	$0.31
2027	$0.00	$0.49	$0.49
2028	$0.00	$0.66	$0.67
2029	$0.00	$0.77	$0.77
2030	$0.01	$0.84	$0.85
2031	$0.02	$0.90	$0.91
2032	$0.04	$0.95	$0.98
2033	$0.07	$1.02	$1.09
2034	$0.17	$1.33	$1.50
2035	$0.44	$1.81	$2.25
2036	$1.12	$2.76	$3.88
2037	$2.11	$4.25	$6.36
2038	$3.32	$5.98	$9.30
2039	$4.09	$7.39	$11.48
2040	$3.97	$7.58	$11.55
2041	$3.03	$6.63	$9.66
2042	$1.81	$5.25	$7.06
2043	$0.85	$4.16	$5.01
2044	$0.31	$4.00	$4.31
2045	$0.10	$3.95	$4.05
2046	$0.04	$3.94	$3.98
2047	$0.95	$3.94	$4.89
2048	$0.96	$3.85	$4.81
2049	$0.84	$2.37	$3.21

Column total ($/kWdc)	$24.27	$76.18	$100.45

Table 2-7 below shows the equipment replacement forecast total spend by year for the Portfolio. DNV also notes that these costs are exclusive of labor inflation.

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Table 2-7 Annual equipment replacement cost forecast for the Portfolio

Year	Equipment $	Labor $	Total $
2025	$307	$142,447	$142,755
2026	$304	$42,133	$42,437
2027	$301	$66,533	$66,834
2028	$388	$89,693	$90,081
2029	$612	$103,468	$104,080
2030	$1,140	$113,483	$114,623
2031	$2,227	$120,993	$123,219
2032	$4,813	$127,960	$132,773
2033	$9,578	$138,086	$147,664
2034	$22,672	$179,410	$202,082
2035	$59,488	$244,945	$304,433
2036	$151,831	$372,189	$524,020
2037	$285,054	$573,701	$858,754
2038	$447,770	$808,238	$1,256,008
2039	$552,806	$998,183	$1,550,990
2040	$536,584	$1,023,561	$1,560,145
2041	$408,962	$895,277	$1,304,239
2042	$244,560	$709,522	$954,083
2043	$114,722	$562,417	$677,140
2044	$42,438	$540,158	$582,596
2045	$13,224	$534,002	$547,226
2046	$5,441	$531,945	$537,386
2047	$128,791	$532,195	$660,985
2048	$122,838	$490,131	$612,970
2049	$967	$2,714	$3,680

Column total ($/kWdc)	$3,157,819	$9,943,383	$13,101,202

2.1	BESS equipment replacement modeling

DNV modeled the cost of replacing BESS within the Portfolio. The Portfolio has been modeled with 4,284 BESS units according to the distribution in the table below.

Table 2-8 Portfolio BESS Breakdown

Supplier	Units	Concentration
Enphase	3,485	81%
Tesla	643	15%
SolarEdge	156	4%

Total	4,284	100%

DNV made the following assumptions:

•	BESS units cost $6,250 in year 1 and decline in cost at 3.5% annually for 20 years.

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•	Secondary failures are also modeled, meaning that a replaced unit can fail again.

•	Each unit that fails is required to be replaced.

•	Each failure requires one truck roll, modeled at $250 per truck roll.

•	All units were modeled as installed in the same year. DNV notes that most assets in the Portfolio were installed in 2024 with a few in 2023 and 2025.

•	No labor escalation has been modeled.

Each BESS product followed manufacturer specific warranty and labor reimbursement terms as provided by the Customer as follows:

Table 2-9 Portfolio BESS Breakdown

Supplier	Warranty term (years)	Labor reimbursement term (years)
Enphase	15	15
Tesla	10	10
SolarEdge	10	5

All products were modeled along DNV’s generic 70% BESS failure curve shown in Table 2-10.

Table 2-10 DNV generic BESS failure curve

Year	Failure Rate
1	6.40%
2	2.20%
3	1.60%
4	2.00%
5	1.80%
6	2.00%
7	1.50%
8	4.20%
9	17.10%
10	17.70%
11	1.80%
12	3.00%
13	5.60%
14	11.30%
15	21.70%

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Table 2-11 Annual BESS equipment replacement cost forecast for the Portfolio

	Primary failures			Secondary failures
Year	Equipment cost	Labor cost	Total primary	Equipment cost	Labor cost	Total secondary	Total BESS replacement costs
1 (2025)	$0	$0	$0	$0	$55	$55	$55
2	$0	$0	$0	$0	$49	$49	$49
3	$0	$0	$0	$0	$64	$64	$64
4	$0	$0	$0	$0	$67	$67	$67
5	$0	$780	$780	$0	$156	$156	$936
6	$0	$585	$585	$0	$147	$147	$732
7	$0	$1,638	$1,638	$0	$288	$288	$1,926
8	$0	$6,669	$6,669	$0	$775	$775	$7,444
9	$0	$6,903	$6,903	$0	$1,208	$1,208	$8,111
10	$62,947	$3,596	$66,542	$63,590	$3,139	$66,729	$133,271
11	$101,239	$5,993	$107,232	$64,955	$3,228	$68,183	$175,415
12	$182,365	$11,186	$193,551	$78,824	$4,280	$83,104	$276,656
13	$355,108	$22,572	$377,680	$103,955	$6,058	$110,013	$487,693
14	$658,065	$43,346	$701,411	$152,726	$9,647	$162,373	$863,784
15	$0	$0	$0	$578,637	$32,085	$610,722	$610,722
16	$0	$0	$0	$898,325	$33,365	$931,690	$931,690
17	$0	$0	$0	$1,138,730	$52,232	$1,190,962	$1,190,962
18	$0	$0	$0	$761,643	$55,170	$816,814	$816,814
19	$0	$0	$0	$454,541	$31,308	$485,849	$485,849
20	$0	$0	$0	$627,235	$41,028	$668,263	$668,263
21	$0	$0	$0	$1,058,291	$66,465	$1,124,756	$1,124,756
22	$0	$0	$0	$1,593,764	$93,119	$1,686,883	$1,686,883
23	$0	$0	$0	$1,146,298	$90,227	$1,236,526	$1,236,526
24	$0	$0	$0	$241,217	$18,987	$260,204	$260,204
25	$0	$0	$0	$349,362	$27,499	$376,861	$376,861

Totals	$1,359,724	$103,268	$1,462,991	$9,312,093	$570,646	$9,882,741	$11,345,733

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Table 2-12 Annual BESS equipment replacement cost forecast for the Portfolio per unit

	Primary failures			Secondary failures
Year	Equipment cost	Labor cost	Total primary	Equipment cost	Labor cost	Total secondary	Total BESS replacement costs
1 (2025)	$0	$0	$0	$0	$0	$0	$0
2	$0	$0	$0	$0	$0	$0	$0
3	$0	$0	$0	$0	$0	$0	$0
4	$0	$0	$0	$0	$0	$0	$0
5	$0	$0	$0	$0	$0	$0	$0
6	$0	$0	$0	$0	$0	$0	$0
7	$0	$0	$0	$0	$0	$0	$0
8	$0	$2	$2	$0	$0	$0	$2
9	$0	$2	$2	$0	$0	$0	$2
10	$15	$1	$16	$15	$1	$16	$31
11	$24	$1	$25	$15	$1	$16	$41
12	$43	$3	$45	$18	$1	$19	$65
13	$83	$5	$88	$24	$1	$26	$114
14	$154	$10	$164	$36	$2	$38	$202
15	$0	$0	$0	$135	$7	$143	$143
16	$0	$0	$0	$210	$8	$217	$217
17	$0	$0	$0	$266	$12	$278	$278
18	$0	$0	$0	$178	$13	$191	$191
19	$0	$0	$0	$106	$7	$113	$113
20	$0	$0	$0	$146	$10	$156	$156
21	$0	$0	$0	$247	$16	$263	$263
22	$0	$0	$0	$372	$22	$394	$394
23	$0	$0	$0	$268	$21	$289	$289
24	$0	$0	$0	$56	$4	$61	$61
25	$0	$0	$0	$82	$6	$88	$88

Totals	$317	$24	$342	$2,174	$133	$2,307	$2,648

As stated above, the model assumes all BESS units are installed in the same year (2024). As such, the year 1 (2025) forecast above is advanced one year as DNV assumes the year 1 costs have already been absorbed by the Customer. The model also does not account for assets tailing out at the end of a contract. DNV’s modeled forecast BESS equipment replacement costs are $2,648 per BESS unit in 2025 dollars.

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2.2	Financial model conclusion

A summary of the PV equipment replacement model and the BESS equipment replacement model is presented below.

Table 2-13 Portfolio equipment replacement model summary

Year	Total PV Equipment	Total PV Labor	Total BESS Equipment	Total BESS Labor	Total Cost
1	$307	$142,447	$0	$55	$142,809
2	$304	$42,133	$0	$49	$42,486
3	$301	$66,533	$0	$64	$66,898
4	$388	$89,693	$0	$67	$90,148
5	$612	$103,468	$0	$936	$105,016
6	$1,140	$113,483	$0	$732	$115,355
7	$2,227	$120,993	$0	$1,926	$125,146
8	$4,813	$127,960	$0	$7,444	$140,217
9	$9,578	$138,086	$0	$8,111	$155,775
10	$22,672	$179,410	$126,537	$6,735	$335,354
11	$59,488	$244,945	$166,194	$9,221	$479,848
12	$151,831	$372,189	$261,189	$15,466	$800,675
13	$285,054	$573,701	$459,063	$28,630	$1,346,448
14	$447,770	$808,238	$810,791	$52,993	$2,119,792
15	$552,806	$998,183	$578,637	$32,085	$2,161,711
16	$536,584	$1,023,561	$898,325	$33,365	$2,491,835
17	$408,962	$895,277	$1,138,730	$52,232	$2,495,201
18	$244,560	$709,522	$761,643	$55,170	$1,770,895
19	$114,722	$562,417	$454,541	$31,308	$1,162,988
20	$42,438	$540,158	$627,235	$41,028	$1,250,859
21	$13,224	$534,002	$1,058,291	$66,465	$1,671,982
22	$5,441	$531,945	$1,593,764	$93,119	$2,224,269
23	$128,791	$532,195	$1,146,298	$90,227	$1,897,511
24	$122,838	$490,131	$241,217	$18,987	$873,173
25	$967	$2,714	$349,362	$27,499	$380,542

Totals	$3,157,818	$9,943,384	$10,671,817	$673,914	$24,446,933

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3	REFERENCES

[1] Palmetto, 10506137 Palmetto Enphase TDD 2024_PEGU ANALYSIS DATA, 28 August 2024.

[2] Palmetto, sabal finance accounts 2025-02-27T1621, 28 February 2025.

[3] Wood Mackenzie, US solar PV system pricing H2 2023, 2023.

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